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                                                                    EXHIBIT 23.A

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

An independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-46749 on Form S-8.

                                                             ARTHUR ANDERSEN LLP

Houston, Texas
March 28, 2000